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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              ____________________

                                    FORM 8-K


                                 CURRENT REPORT
                                  PURSUANT TO

                             SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  DECEMBER 10, 1996
                              ____________________

                        AMERICAN MEDICAL RESPONSE, INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                        1-11196               04-3147881

(State or other jurisdiction    (Commission File Number)   (I.R.S. Employer
     of incorporation)                                   Identification Number)



                             2821 SOUTH PARKER ROAD
                                   10TH FLOOR
                             AURORA, COLORADO 80014

         (Address, of principal executive offices, including zip code)



                                 (303) 614-8500

              (Registrant's Telephone number including area code)
                              ____________________
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
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     (A) On December 10, 1996, pursuant to the Agreement and Plan of Merger dated as of October 7, 1996 (the "Merger Agreement"), by and among American Medical Response, Inc. (the "Registrant"), SHI Acquisition Corp. ("Acquisition"), a wholly owned subsidiary of the Registrant and STAT Healthcare, Inc. ("STAT"), the Registrant acquired STAT by merger of Acquisition with and into STAT (the "Merger"). The purchase price paid by the Registrant under the Merger Agreement consisted of approximately $120 million in the Registrant's common stock, based on the closing price on the New York Stock Exchange of $29.25 per share on December 10, 1996. The amount and nature of the purchase price was determined by arms-length negotiation among the parties. David C. Colby, who is a director and the Chief Financial Officer of the Registrant, was also a director of STAT prior to the Merger.

     (B) Prior to the Merger, STAT provided physician practice management services and disease management services, primarily in Southeast Texas. The Registrant intends that the surviving company from the merger will continue to provide such services.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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     (A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. It is currently impracticable to provide the required financial statements in this Current Report. All of the required financial statements will be filed by amendment.

     (B) PRO FORMA FINANCIAL INFORMATION. It is currently impracticable to provide the required financial statements in this Current Report. All of the required financial statements will be filed by amendment.

     (C) EXHIBITS.


Exhibit Number                Title
--------------                -----

     2.1 Agreement and Plan of Merger dated as of October 7, 1996 (the "Merger Agreement"), by and among American Medical Response, Inc. (the "Registrant"), SHI Acquisition Corp., and STAT Healthcare, Inc., including a list of schedules and exhibits to the Merger Agreement. The Registrant agrees to furnish supplementally to the Commission upon request, copies of any omitted schedules or exhibits to the Merger Agreement.


                                      -2-
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     AMERICAN MEDICAL RESPONSE, INC.


                                     By /s/ William George
                                        __________________________________
                                        William George
                                        General Counsel and Vice President


Date:  December 23, 1996

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                                 EXHIBIT INDEX


Exhibit Number           Description
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     2.1           Agreement and Plan of Merger dated as of
                   October 7, 1996 (the "Merger Agreement"), by and among American Medical Response, Inc. (the "Registrant"), SHI Acquisition Corp. and STAT Healthcare, Inc., including a list of schedules and exhibits to the Merger Agreement.